UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 6, 2014

ASHFORD INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) Election of New Directors

On November 6, 2014, the board of directors (the “Board”) of Ashford Inc. (the "Company") increased the size of the Board from one member to seven. Dinesh P. Chandiramani, Darrell T. Hail, J. Robison Hays, III, John Mauldin, Gerald J. Reihsen, III and Brian Wheeler were each appointed and duly elected to fill the vacancies created by the increase in the size of the Board. Mr. Bennett will continue to serve as Chairman of the Board. Each of Messrs. Chandiramani, Hail, Mauldin, Reihsen and Wheeler was determined to be an independent director under the NYSE MKT independence standards.
Messrs. Mauldin and Reihsen were designated as Class I directors with terms expiring at the first annual meeting of stockholders. Messrs. Hail and Hays were designated as Class II directors with terms expiring at the second annual meeting of stockholders. Messrs. Bennett, Chandiramani and Wheeler were designated as Class III directors with terms expiring at the third annual meeting of stockholders.  Commencing with the first annual meeting of stockholders following the Effective Date, directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for that class expires and thereafter will serve for a term of three years.  Notwithstanding the use of a classified board initially, the Company intends to present a proposal to its stockholders, at its first annual meeting of stockholders, to declassify the Board by having each class of directors stand for annual re-election beginning with the expiration of the initial term of such class and, beginning with the annual meeting of stockholders in 2017, having all directors stand for re-election on an annual basis.
The committees of the Board will be comprised of the following independent directors:
Audit Committee: Messrs. Gerald J. Reihsen, III, John Mauldin and Dinesh P. Chandiramani
Nominating and Corporate Governance Committee: Messrs. Brian Wheeler and Darrell T. Hail
Compensation Committee: Messrs. Dinesh P. Chandiramani, Brian Wheeler and Darrell T. Hail
The final information statement, a form of which was filed as an exhibit to the Company’s Registration Statement on Form 10, originally filed with the Securities and Exchange Commission on April 7, 2014, and the final form of which was filed as Exhibit 99.1 to the Company’s Form 8-K filed on November 12, 2014, contains the biographical information about the newly appointed directors and information about director compensation. Such information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2014

ASHFORD INC.
By: /s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel